UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2011

United Online, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21301 Burbank Boulevard
Woodland Hills, California  91367
(Address of Principal Executive Offices) (Zip Code)

Telephone: (818) 287-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

On February 28, 2011, United Online, Inc. (the “Company”) and Computershare Trust Company, N.A. (successor rights agent to U.S. Stock Transfer Corporation) (the “Rights Agent”) executed Amendment No. 2 (“Amendment No. 2”) to that certain Rights Agreement, dated as of November 15, 2001, by and between the Company and the Rights Agent, as amended by that certain Amendment No. 1 to the Rights Agreement, dated as of April 29, 2003 (as amended, the “Rights Agreement”).  Amendment No. 2 accelerated the Final Expiration Date of the Rights Agreement to 5:00 p.m., New York City time, on February 28, 2011, effectively terminating the Rights Agreement as of such date and time.

The foregoing summary of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, which is set forth as Exhibit 4.1 hereto and incorporated herein by reference.

Item 1.02                          Termination of a Material Definitive Agreement.

Item 1.01 is incorporated herein by reference.

Item 3.03                          Material Modification to Rights of Security Holders.

Pursuant to the Rights Agreement, the Company previously distributed one Right (a “Right”) for each share of the Company’s common stock, par value $0.0001, with each Right representing the right to purchase, under certain circumstances, one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock.  As a result of Amendment No. 2 described in Item 1.01, as of 5:00 p.m., New York City time, on February 28, 2011, the Rights have expired and no Right is outstanding or exercisable.

After the expiration of the Rights Agreement, the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A Junior Participating Preferred Stock (the “Certificate of Elimination”), which effectively returned the shares that were designated as Series A Junior Participating Preferred Stock to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series.

The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.2 hereto and incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

4.1	Amendment No. 2 to Rights Agreement, dated as of February 28, 2011, by and between the Company and Computershare Trust Company, N.A.

4.2	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated March 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2011	UNITED ONLINE, INC.

	By:	/s/ Scott H. Ray

		Name:	Scott H. Ray
		Title:	Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 2 to Rights Agreement, dated as of February 28, 2011, by and between the Company and Computershare Trust Company, N.A.

4.2	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated March 1, 2011.